SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT
NOTE 10 - SUBSEQUENT EVENT

On February 15, 2012, following the approval of the Company's audit committee and board of directors, the Company reached an arrangement in principle with the representatives of the Company's Series A note holders and the representatives of the Company's Series B note holders (the "Arrangement").

The Arrangement contemplates the deferral of the early redemption right of the Series A note holders over approximately 29 months. The date of this early redemption right, originally scheduled for March 2012, has been deferred by the Series A note holders until June 15, 2012. This was done to allow the meetings of the Series A and Series B note holders and the Company's shareholders to approve the Arrangement prior to the right of redemption coming into effect. The Arrangement would not reduce the total amounts payable to the note holders.

Under the Arrangement, each holder of Series A notes that requests early redemption of its notes would be entitled to its pro rata portion of the payments with respect to the Series A notes listed below (includes CPI linkage and, unless otherwise specified below and accrued interest except for interest accrued over the previous five-and-a-half months). Each holder of Series B notes that requests partial early redemption of its notes would be entitled to its pro rata portion of the payments with respect to the Series B notes listed below (includes accrued interest):

Payment Date	Series A Notes	Series B Notes
July or August 2012*	$9.8 million (or $9.7 million)**	$441,000 (or $573,000)**
October 2, 2012	$2.6 million (or $2.4 million)**	$191,000 (or $382,000)**
March 29, 2013	$1.4 million	$153,000
July 1, 2014	$11.7 million (or $12.0 million)** plus accrued interest	$204,000

*	This is an estimated date.

**
The amount in parentheses would be due if, by the applicable payment date, less than an aggregate of approximately $3 million of the outstanding principal amount of the Series A notes and Series B notes was converted into ordinary shares (not including conversions by the Company's two founders who are also executive officers).

Series A note holders that do not elect early redemption of their notes would be entitled to repayment on the original maturity date of their notes in March 2017.

In consideration and in order to encourage note holders to convert their notes, the conversion prices of the Series A and Series B notes would be significantly reduced. Specifically, during the period from the effective date of the Arrangement until the later of 20 days after the effective date of the Arrangement and June 25, 2012, the Series A notes would have a conversion price of approximately $0.37 per share, after which time the conversion price would be approximately $2.04 per share.  The conversion price of the Series B notes would be approximately $2.04 during the initial ten-day period following the effective date of the Arrangement and approximately $0.49 per share during the subsequent 25-day period, after which the conversion price would revert back to approximately $2.04 per share (based on the U.S. Dollar/NIS exchange rate at March 29, 2012).  Generally a  reduction in the conversion price of debt results in the recognition of a charge to the statement of operations. The Company may need to record a charge upon such change, if any.

To the extent notes are converted, the required payments to the note holders will be reduced in the reverse order of maturity, beginning with the last payment to be made according to the schedule of payments.

In addition, under the Arrangement, the prevailing market price of the Company's shares at which the Company would be entitled to force the conversion of the Series A and Series B notes would be set at $3.00 per share. Currently, the Company does not have the right to force conversion of Series B notes, and the market price at which the Company is entitled to force conversion of the Series A notes is $30.00 per share.

On February 22, 2012, the Company filed a petition with the District Court of Tel Aviv regarding the Arrangement, as required by the Section 350 of the Israeli Companies Law. Following the Court aproval of the Company's request to convene meetings of the Series A note holders and Series B note holders and the Company's shareholders, during Aprial 2012, the Company's shareholders approved the Arrangement, and on May 2012, the Series A note holders and the Series B note holders approved the Arrangement at their respective meetings. For the Arrangement to come into effect, a final court approval, according to Section 350 of the Israeli Companies Law, is required. Based on the advice of counsel which was based on their analysis of similar cases, management believes the Arrangement will be approved by court.